UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2023

Century Aluminum Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, Century Aluminum Company (“Century”) entered into an agreement with Noble Group Holdings Limited (“Noble Group Holdings”) to acquire Noble’s 55% ownership interest in Jamalco JV (“Jamalco”), a bauxite mining and alumina production joint venture in Jamaica (the “Jamalco Transaction”). Effective May 2, 2023, in connection with the consummation of the Jamalco Transaction, Century Aluminum Jamaica Holdings, Inc., a wholly-owned subsidiary of Century, entered into that certain Share Sale and Purchase Agreement (the “Purchase Agreement”) with Noble New Asset Intermediate Co Limited (“Seller”), Noble Group Holdings and Noble Resources International Pte. Ltd., pursuant to which it acquired all the outstanding share capital of General Alumina Holdings Limited, a subsidiary of Seller and the holder of Noble’s 55% interest in Jamalco, for US$1.00.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The representations, warranties and covenants contained in the Purchase Agreement were made by the respective parties to each other as of the date of the Purchase Agreement or other specific dates. The statements expressed in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. Certain representations, warranties and covenants in the Purchase Agreement also may be modified by disclosure letters or references to data room disclosures that are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Share Sale and Purchase Agreement, dated as of May 2, 2023, by and among Century Aluminum Jamaica Holdings, Inc., Noble New Asset Intermediate Co Limited, Noble Group Holdings Limited and Noble Resources International Pte. Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:May 5, 2023	CENTURY ALUMINUM COMPANY

	By:	/s/ John DeZee
	Name:	John DeZee
	Title:	Executive Vice President, General Counsel and Secretary